UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report:  August 4, 2015

(Date of earliest event reported)

Invitae Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer
incorporation or organization)		identification number)

458 Brannan Street, San Francisco, California 94107

(Address of principal executive offices, including zip code)

(415) 374-7782
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On August 6, 2015, Invitae Corporation (the “Company”) issued a press release announcing financial results for its fiscal quarter ended June 30, 2015. The full text of the press release is furnished as Exhibit 99.1 to this report.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02                                           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(b)

Effective August 4, 2015, Lisa Alderson has been appointed Chief Strategy Officer of the Company. Sean E. George, the Company’s President and Chief Operating Officer, has assumed the responsibilities of Ms. Alderson’s prior position of Chief Commercial Officer.

(e)

On August 4, 2015, the Board of Directors of the Company approved equity awards for the Company’s executive officers under the Company’s 2015 Stock Incentive Plan (the “Plan”) at an exercise price of $9.91 per share, the closing price of the Company’s common stock on the New York Stock Exchange on the date of grant.

The following table sets forth stock options awarded to certain of the Company’s named executive officers under the Plan:

Number of Shares Underlying Option
Sean E. George, Ph.D. President and Chief Operating Officer	180,000
Lisa Alderson Chief Strategy Officer	70,000

The options vest over a four year period, becoming exercisable as to 25% of the shares on the first anniversary of the grant date with the remaining shares vesting as to 1/48th of the shares each full month thereafter over the following 36 months. The options have a term of ten years, subject to earlier termination in specified events related to termination of employment.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Notice of Restricted Stock Unit Award and Restricted Stock Unit Agreement for Awards Granted under the 2015 Stock Incentive Plan.

99.1	Press release issued by Invitae Corporation dated August 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2015

INVITAE CORPORATION

By:	/s/ Lee Bendekgey
Name:	Lee Bendekgey
Title:	Chief Financial Officer, General Counsel and Secretary